UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2014

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
Delaware    001-35257    27-0855785

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1400 16th Street, Suite 310 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (720) 457-6060

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The relevant information regarding the Acquisition Agreement set forth under Item 2.01 is incorporated in its entirety herein by reference.
Securities Agreement

In connection with the Acquisition Agreement (as described in Item 2.01 hereof), on October 13, 2014, American Midstream Partners, LP (the “Partnership”) and Energy Spectrum Partners VI LP and Costar Midstream Energy, LLC (collectively, “Sellers”) entered into a Securities Agreement, pursuant to which the Partnership is required to file a registration statement (the “Registration Statement”) to register the public resale of the Common Units (as described in Item 2.01 hereof) issued to the Sellers under the Acquisition Agreement no later than 90 days after the consummation of the Acquisition (as described in Item 2.01 hereof).

The foregoing descriptions of the Securities Rights Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Securities Agreement, which is attached to this Current Report on Form 8-K as Exhibit 4.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Acquisition

On October 13, 2014, American Midstream, LLC (the “Buyer”), a wholly-owned subsidiary of the Partnership, entered into, and consummated, a Purchase and Sale Agreement (the “Acquisition Agreement”) with the Sellers, pursuant to which Buyer acquired from Sellers all of the issued and outstanding shares of Costar Midstream, L.L.C. (“Costar”), subject to the terms and conditions contained therein (the “Acquisition”).

Costar is an onshore gathering and processing company with its primary gathering, processing, fractionation, and off-spec condensate treating and stabilization assets in East Texas and the Permian basin, with a significant crude oil gathering system project underway in the Bakken oil play.

Summary of the Terms of the Agreement

Consideration. The purchase price for Costar was $476,000,000, subject to adjustments for working capital, pipeline imbalances and certain capital expenditures. The consideration was paid by (i) $271,605,000 by wire transfer of immediately available funds, (ii) newly issued common units, representing limited partnership interests (“Common Units”), valued by the parties at $199,895,000, (iii) Buyer’s agreement to assume all obligations arising pursuant to certain net profits interest agreements not otherwise accounted for in Working Capital, valued by the Parties at $3,000,000 and (iv) Buyer’s agreement to assume all certain environmental liabilities, valued by the Parties at $3,000,000

Representations, Warranties, Covenants and Indemnifications. The Acquisition Agreement contains various representations, warranties, covenants and indemnification obligations of Buyer and Seller. The representations and warranties of each party set forth in the Acquisition Agreement have been made solely for the benefit of the other parties to the Acquisition Agreement and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (i) have been qualified by disclosures made to the other party in connection with the Acquisition Agreement, (ii) are subject to the materiality standards contained in the Acquisition Agreement, which may differ from what may be viewed as material by investors and (iii) were made only as of the date of the Acquisition Agreement or such other date as is specified in the Acquisition Agreement. The Acquisition Agreement contains customary indemnification obligations of both Buyer and Sellers.

A copy of the Acquisition Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Acquisition Agreement set forth herein is summary in nature and is qualified in its entirety by reference to the full text of the Acquisition Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The relevant information regarding the issuance of the Common Units set forth under Item 1.01 is incorporated in its entirety herein by reference. The Common Units were issued in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “gSecurities Act”h), for an exemption from the registration requirements of Section 5 thereof.

Item 7.01 Regulation FD Disclosure.

On October 14, 2014, the Partnership issued a press release announcing the Acquisition and hosted a public investor conference call utilizing the investor presentations set forth on the Partnership’s Investor Relations portion of the Partnership’s website www.americanmidstream.com. A copy of each of the press release and each of the investor presentations is being furnished and is attached, respectively, as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 hereto and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K, the press release and the investor presentations shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and such exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statements regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined under the federal securities laws, including statements regarding the Acquisition and Securities Agreement. Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. In addition, these statements are subject to certain risks, uncertainties, and other assumptions that are difficult to predict and may be beyond the Partnership’s control, including market conditions and factors described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2013 filed on March 11, 2014 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, filed on May 12, 2014, and June 30, 2014, filed on August 11, 2014. If one or more of these risks or uncertainties materialize, or if underlying assumptions regarding the Acquisition prove incorrect, the Partnership’s actual results may vary materially from what management anticipated, estimated, projected, or expected.

Investors are encouraged to closely consider the disclosures and risk factors contained in the Partnership’s periodic reports filed from time to time with the Securities and Exchange Commission. The statements made in this Current Report on Form 8-K speak only as of the date hereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information
The Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1*	Purchase and Sale Agreement, dated October 13, 2014, by and among American Midstream, LLC, Energy Spectrum Partners VI LP and Costar Midstream Energy, LLC
4.1*	Securities Agreement, dated October 13, 2014, by and among American Midstream Partners, LP, Energy Spectrum Partners VI LP and Costar Midstream Energy, LLC
99.1	Press Release regarding the Acquisition dated October 14, 2014
99.2	Investor Presentation regarding the Acquisition dated October 14, 2014
99.3	Updated American Midstream Investor Presentation dated October 14, 2014

* Pursuant to Item 601(b)(2) of Regulation S-K, the Partnership agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

	By:	American Midstream GP, LLC,
its General Partner

Date: October 15, 2014	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

2.1*	Purchase and Sale Agreement, dated October 13, 2014, by and among American Midstream, LLC, Energy Spectrum Partners VI LP and Costar Midstream Energy, LLC
4.1*	Securities Agreement, dated October 13, 2014, by and among American Midstream Partners, LP, Energy Spectrum Partners VI LP and Costar Midstream Energy, LLC
99.1	Press Release regarding the Acquisition dated October 14, 2014
99.2	Investor Presentation regarding the Acquisition dated October 14, 2014
99.3	Updated American Midstream Investor Presentation dated October 14, 2014

* Pursuant to Item 601(b)(2) of Regulation S-K, the Partnership agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.